                             SUBSERVICING AGREEMENT

                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                Series 2008-TOP29

                          Dated as of February 1, 2008

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                "Master Servicer"

                                       and

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                  "Subservicer"

                                TABLE OF CONTENTS

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                                       i

                                       ii

                                LIST OF EXHIBITS

EXHIBIT "A"   Mortgage Loan Schedule

EXHIBIT "B"   Day One Report

EXHIBIT "C"   Remittance Report

EXHIBIT "D"   Property Inspection Report

EXHIBIT "E"   Loan Status Reports

EXHIBIT "F"   Reconciliation Certification

                                      iii

     THIS SUBSERVICING AGREEMENT (this "AGREEMENT") is made effective as of
February 1, 2008, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the
"MASTER SERVICER"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio
corporation (together with its successors and assigns permitted under this
Agreement, the "SUBSERVICER").

                                    RECITALS

     The following Recitals are a material part of this Agreement:

     A. Pursuant to the Pooling and Servicing Agreement (the "PSA") dated as of
February 1, 2008, among Morgan Stanley Capital I Inc., as Depositor, Master
Servicer, as Master Servicer, Centerline Servicing, Inc., as Special Servicer,
LaSalle Bank National Association, as Trustee and Custodian, and Wells Fargo
Bank, National Association, as Paying Agent, Certificate Registrar and
Authenticating Agent, relating to the Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2008-TOP29 (a copy of which has been delivered to the Subservicer), the Master Servicer services and administers the
Mortgage Loans (as defined below) on behalf of the Trust (as defined in the
PSA).

     B. The Master Servicer and the Subservicer desire to enter into an agreement whereby the Subservicer shall perform certain of the Master
Servicer's servicing responsibilities under the PSA with respect to the Mortgage
Loans as more specifically set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained in this
Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Master Servicer and the
Subservicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01. Defined Terms.

     All capitalized terms not otherwise defined in this Agreement have the meanings set forth in the PSA, and the following capitalized terms have the respective meanings set forth below:

     "ACCEPTED SUBSERVICING PRACTICES": As defined in Section 2.01(b).

     "ACCOUNTS": The Subservicer Custodial Account, Lock Box Accounts, Cash
Collateral Accounts, and Escrow Accounts maintained by the Subservicer under this Agreement, each of which shall be held in the name of the Subservicer, "in trust for Wells Fargo Bank, National Association, as Master Servicer, in trust for (i) LaSalle Bank National Association, as Trustee, in trust for Holders of
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2008-TOP29, and (ii) the holders of the Apple Hotel Portfolio Companion
Loans."

     "ADDITIONAL SUBSERVICING COMPENSATION": As defined in Section 4.01(b).

     "AGREEMENT": This Subservicing Agreement, as amended, modified, supplemented or restated by the parties from time to time.

     "ANNUAL ACCOUNTANTS' REPORT": As defined in Section 3.06.

     "CLOSING DATE": February 29, 2008.

     "COMPANION HOLDER": The holder of an Apple Hotel Portfolio Companion Loan.

     "COMPANION LOAN REPORT DATE": With respect to each Serviced Companion
Mortgage Loan related to the Mortgage Loan and any report required to be delivered to the holder of such Serviced Companion Mortgage Loan, the date when such report is required to be delivered to the holder of such Serviced Companion
Mortgage Loan under the PSA and the applicable Loan Pair Intercreditor
Agreement.

     "DAY ONE REPORT": With respect to each Mortgage Loan, a statement in the form of Exhibit B setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Subservicer has received notice (including without limitation those for which a notice has been given to the effect that the prepayment will be made at any time during the applicable Collection Period), indicating the Mortgage Loan and on account of what type of payment such amount is to be applied on behalf of the related
Mortgagor.

     "EVENT OF DEFAULT": As defined in Section 6.01(a).

     "LOAN STATUS REPORTS": The form of reports to be submitted by Subservicer with respect to reporting about the status of real estate taxes, status of insurance and status of UCC financing statement for the Mortgage Loans as more particularly described and set forth in Exhibit E.

     "MASTER SERVICER": As defined in the first paragraph of this Agreement.

     "MORTGAGE LOAN": The Apple Hotel Portfolio Pari Passu Loan (as defined in the PSA).

     "MORTGAGE LOAN SCHEDULE": The schedule attached hereto as EXHIBIT A, which schedule sets forth certain information with respect to the Mortgage Loan and the related Serviced Companion Mortgage Loans, including the related
Subservicing Fee Rates.

     "OTHER SECURITIZATION DEPOSITOR": The depositor under any Other
Securitization Transaction.

     "OTHER SECURITIZATION TRANSACTION": A commercial mortgage loan securitization transaction in which a trust fund acquires a Serviced Companion
Mortgage Loan related to the Mortgage Loan.

     "OTHER SECURITIZATION TRUST FUND": The trust fund established under any
Other Securitization Transaction.

     "PROPERTY INSPECTION REPORT": A written report of each inspection of a
Mortgaged Property performed by the Subservicer, which shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as EXHIBIT D (or in such other form as may be reasonably requested by the
Master Servicer from time to time) and, in any event, shall set forth in detail the condition of the subject Mortgaged Property and specify the occurrence or existence of any sale, transfer or abandonment of, any change in the condition, occupancy or value of, or any waste committed on, the subject Mortgaged Property of which the Subservicer is aware.

     "PSA": As defined in the Recitals to this Agreement.

     "REMITTANCE REPORT": A written report regarding any remittance made pursuant to the terms and provisions of this Agreement, which report shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as EXHIBIT C (or in such other form as may be reasonably requested by the Master Servicer from time to time).

     "SERVICING OFFICER": Any officer or employee of the Subservicer or the
Master Servicer, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

     "SUBSERVICER": As defined in the first paragraph of this Agreement.

     "SUBSERVICER CUSTODIAL ACCOUNT": As defined in Section 3.01(a)(iii).

     "SUBSERVICING FEE": With respect to each Mortgage Loan and each related
Serviced Companion Mortgage Loan, the fee designated as such and payable to the
Subservicer pursuant to Section 4.01.

     "SUBSERVICING FEE RATE": A rate per annum with respect to each Mortgage
Loan and each related Serviced Companion Mortgage Loan as set forth on the
Mortgage Loan Schedule.

     "SUBSERVICING FILE": With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan (other than documents that are required to be a part of the Mortgage File) that are necessary or appropriate to enable the Subservicer to perform its obligations under this
Agreement and are either in the possession of the Subservicer on the date of this Agreement or constitute additional documents or information related thereto maintained or created in any form by the Subservicer after the date of this
Agreement.

                                   ARTICLE II.

                     RETENTION AND AUTHORITY OF Subservicer

Section 2.01. Servicing Standard; Commencement of Servicing Responsibilities;
Authority of Subservicer.

     (a) The Master Servicer hereby engages the Subservicer to perform
(either directly or through subservicers (as permitted under this Agreement)), and the Subservicer hereby agrees to perform, with respect to the Mortgage Loan and the related Serviced Companion Mortgage Loans, the servicing duties and obligations of the Master Servicer under the PSA that are delegated to or assumed by the Subservicer under this Agreement throughout the term of, and upon and subject to the terms, covenants and provisions of, this Agreement. The
Subservicer shall service and administer the Mortgage Loan and the related
Serviced Companion Mortgage Loans pursuant to this Agreement for the benefit of the Master Servicer, the Certificateholders and the Companion Holders as a
collective whole in accordance with Accepted Subservicing Practices (as defined below), applicable law, the specific terms of the Mortgage Loan Documents, the
PSA, this Agreement and the terms of the related Loan Pair Intercreditor
Agreement, whether or not a requirement to act in accordance with such standards is specifically recited in any particular provision of this Agreement.

     (b) The "ACCEPTED SUBSERVICING PRACTICES" shall mean to service and administer the Mortgage Loan and the related Serviced Companion Mortgage
Loans, to the extent consistent with subsection (a) above: (a) with the same care, skill and diligence as is normal and usual in the Subservicer's general mortgage servicing activities on behalf of third parties or on behalf of the
Subservicer, whichever is higher, with respect to mortgage loans that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all Scheduled Payments of principal and interest under the Mortgage Loans and the related Serviced Companion Mortgage Loans; and (c)
without regard to: (I) any other relationship that the Subservicer or any
Affiliate thereof may have with the related Mortgagor; (II) the ownership of any
Certificate or any interest in any Serviced Companion Mortgage Loan or any mezzanine loan related to the Mortgage Loan or any Serviced Companion Mortgage
Loan by the Subservicer or any Affiliate thereof; (III) the Subservicer's obligation to make requests for Advances; (IV) the right of the Subservicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction and (V) any obligation (if any) of the Subservicer (or any Affiliate thereof) to repurchase any Mortgage Loan from the Trust.

     (c) Except as otherwise provided in this Agreement and subject to the terms of this Agreement and the Master Servicer's limitations of authority as Master Servicer under the PSA, in performing its obligations under this
Agreement, the Subservicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate; provided, however, that the Subservicer shall not, without obtaining the prior written consent of the Master Servicer (which consent (i)
may be in the form of an asset business plan or similar document approved in writing by the Master Servicer and (ii) shall be subject to the prior consent, confirmation or approval of the Special Servicer, the applicable Operating
Advisor, the Rating Agencies and any other Person if so required under the PSA or the Loan Pair Intercreditor Agreement, which approval(s) shall be requested by the Subservicer), take any actions with respect to any Mortgage Loan for which the Master Servicer is required under the PSA to first obtain the consent, confirmation or approval of the Special Servicer, any Operating

Advisor, any Rating Agency or any other Person, including pursuant to PSA
Sections 8.6, 8.7, 8.18 and/or 8.30.

Section 2.02. Subservicing.

     The Subservicer may enter into any subservicing agreement with another subservicer that would permit such subservicer to perform any or all of the
Subservicer's servicing responsibilities under this Agreement as long as each such subservicing agreement and the related subservicer complies with the requirements for subservicing agreements and subservicers in the PSA, including without limitation PSA Section 8.4 and PSA Article XIII. Notwithstanding any
subservicing agreement, the Subservicer shall remain directly obligated and primarily liable to the Master Servicer for the servicing and administration of the Mortgage Loan and the related Serviced Companion Mortgage Loans in accordance with the provisions of this Agreement, without diminution of such obligation or liability by virtue of such subservicing agreement, to the same extent and under the same terms and conditions as if the Subservicer were servicing the Mortgage Loans alone.

Section 2.03. Notice to Master Servicer of Certain Servicing Actions and
Payments; Compensating Interest.

     (a) Regardless of whether the Subservicer is required to obtain prior consent or approval from the Master Servicer pursuant to Section 2.01(c)
above, the Subservicer shall provide written notice to the Master Servicer before or simultaneously with taking any of the following actions with respect to any Mortgage Loan:

          (i) any determination of whether or not to release any Insurance
     Proceeds and Condemnation Proceeds to the Mortgagor under any Mortgage
     Loan;

          (ii) any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any Mortgaged Property, or any termination or change, or consent to the termination or change, of the franchise affiliation with respect to any hotel property that in whole or in part constitutes any Mortgaged Property;

          (iii) granting any consent to any request by a Mortgagor for approval to incur additional indebtedness or to amend or modify its organizational documents (other than, in each case, where the action is not conditioned on obtaining the consent of the lender);

          (iv) any determination with respect to a Mortgage Loan as to whether a default has occurred under the related Mortgage Loan Documents by reason of any failure on the part of the related Mortgagor to maintain (A) any insurance required under the related Mortgage Loan Documents, (B) an all-risk casualty insurance policy or an extended coverage insurance policy
     (with special form coverage) that does not contain any exclusion for (or a separate insurance policy that expressly provides coverage for) property damage resulting from a terrorist or similar act, or (C) insurance coverage for property damage resulting from a terrorist or similar act upon terms no less favorable than those in place as of the Closing Date; or

          (v) any grant or withholding of consent to, or the performance of, any prepayment of a Mortgage Loan.

     (b) Regardless of whether the consent or approval of the Master Servicer is required pursuant to this Agreement, the Subservicer shall take any reasonable action that is directed by the Master Servicer and relates to the Subservicer's obligations under this Agreement and does not result in a material increase in the Subservicer's expenses; provided, however, that the Subservicer shall not be obligated to take any such action to the extent that the Subservicer determines in its reasonable discretion that such action may cause a violation of (i)
applicable laws, court orders or restrictive covenants with respect to any
Mortgage Loan or Mortgaged Property, (ii) any term or provision of a Mortgage
Loan or Serviced Companion Loan, or (iii) Accepted Subservicing Practices.

     (c) In addition, and without in anyway limiting Section 2.03(a), in connection with any whole or partial Balloon Payments or Principal
Prepayments or any Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds
or Condemnation Proceeds, as soon as reasonably possible, and in the case of any
Principal Prepayment in no event later than five (5) Business Days prior to the date of the applicable Principal Prepayment, the Subservicer shall deliver to the Master Servicer for its review a statement showing all the amounts, including the Subservicer's calculation thereof, to be received or paid in connection therewith.

     (d) Further, in connection with any Principal Prepayment of a
Mortgage Loan, on the Business Day next succeeding the scheduled Due Date for the Mortgage Loan occurring in the Collection Period in which such Principal
Prepayment is received, the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, the Compensating
Interest required to be paid by the Master Servicer (or the amount of
Compensating Interest by which the Master Servicer's servicing compensation is to be reduced) under PSA Section 5.2(a)(iv) in connection with such Principal
Prepayment. In addition, if any such Compensating Interest is due from the
Subservicer, then the Subservicer need not remit the related Principal
Prepayment until such Business Day referred to above. If such Compensating
Interest is not remitted to the Master Servicer when due as provided above, then the Subservicer shall also remit to the Master Servicer interest on such
Compensating Interest at the Advance Rate from and including the date when due as provided above to but excluding the date when paid. Any payment by the
Subservicer, or acceptance by the Master Servicer, of such Compensating Interest and any interest thereon shall not be construed to constitute a waiver of an
Event of Default.

                                  ARTICLE III.

                            SERVICES TO BE PERFORMED

Section 3.01. Services as Subservicer.

     With respect to each Mortgage Loan, the Subservicer shall, in accordance with Accepted Subservicing Practices and subject to the supervision of the
Subservicer by the Master Servicer as set forth in this Agreement, perform the following servicing activities on behalf of the Master Servicer:

     (a) The Subservicer shall perform the duties and obligations with respect to the Mortgage Loan and the related Serviced Companion Mortgage Loans that the
Master Servicer is required to perform under PSA Sections 1.2 through 1.6
(calculations; interpretation and certain matters with respect to Loan Pairs)
and the final sentence of PSA Section 4.6(c) (relating to certain allocations), insofar as such provisions affect the activities of the Subservicer hereunder;
PSA Sections 5.1(e), (f) and (g) (investment of certificate accounts; certain matters related to escrows); PSA Section 8.1 (servicing standard; servicing duties); PSA Section 8.2 (fidelity bond and errors and omissions insurance); PSA
Section 8.3(a), (b), (d), (e), (g), (h), (i) and (k) (general powers and duties); PSA Section 8.6 (insurance, etc.); PSA Section 8.7 (due-on-sale;
due-on-encumbrance); PSA Section 8.8 (release of files); PSA Section 8.9
(documents and records); PSA Section 8.14 (operating statement analysis reports); PSA Section 8.15 (information); PSA Section 8.16 (Rule 144A information); PSA Section 8.17 (inspections); PSA Section 8.18 (modifications, wavers, amendments, extensions and consents); PSA 8.27; and PSA Article XII
(REMIC), insofar as such article affects the activities of the Sub-Servicer hereunder); provided, however, that:

          (i) in addition, the Subservicer shall provide the Master Servicer with notice of any communication by the Mortgagor with respect to any related letter of credit provided by such Mortgagor;

          (ii) the Subservicer shall have no obligation to make Advances;
     provided, that the Subservicer shall provide the Master Servicer not less than five (5) Business Days' written notice before the date on which the
     Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan (which notice shall include any and all information in the Subservicer's possession and requested by the Master Servicer that will enable the Master Servicer to determine whether such Servicing Advance would constitute a Nonrecoverable Advance); provided, further, that if the
     Subservicer fails to provide the Master Servicer with at least five (5)
     Business Days' written notice that the Master Servicer will be required to make a Servicing Advance, then the Subservicer shall itself make the required Servicing Advance and deliver to the Master Servicer a written request for reimbursement therefor together with any and all information in its possession and requested by the Master Servicer that will enable the
     Master Servicer to determine whether such Servicing Advance constitutes a
     Nonrecoverable Advance (the Subservicer's right to such reimbursement being
     (A) subject to the determination of the Master Servicer or any other Person under the PSA of whether such Servicing Advance constitutes a
     Nonrecoverable Advance and (B) limited to the amount that the Master
     Servicer is entitled to be reimbursed under the PSA); provided, however, for the avoidance of doubt, that if such Servicing Advance is so determined to constitute a Nonrecoverable Advance, the Subservicer shall be entitled to reimbursement therefor out of the portion of the Collection Account that is maintained by the Master Servicer and/or the Subservicer's Collection
     Account to the same extent as the Master Servicer is entitled to be reimbursed for such Nonrecoverable Advances under the PSA;

          (iii) the Subservicer shall establish a custodial account (the
     "SUBSERVICER CUSTODIAL ACCOUNT") meeting all of the requirements of the portion of the Certificate Account maintained by the Master Servicer under the PSA (including any sub-account required to constitute a Serviced
     Companion Mortgage Loan Custodial Account), and

     references to the Certificate Account in PSA Section 5.1 shall be references to such Subservicer Custodial Account for this purpose; provided that the Subservicer shall not withdraw funds from the Subservicer
     Custodial Account (including the sub-accounts thereof constituting the
     Serviced Companion Loan Custodial Accounts), except as follows: (1) to make remittances required under Section 3.01(h) of this Agreement; (2) if the
     Master Servicer so directs, to pay to or at the direction of the Master
     Servicer any fees, expenses or reimbursements payable to one or more parties to the PSA, which fees, expenses or reimbursements have become due and payable under the terms of the PSA and are payable from collections received on or in respect of the Mortgage Loan and/or related Serviced
     Companion Mortgage Loans; (3) the Subservicer shall be entitled to withdraw and pay to itself any investment or other income earned on amounts on deposit in the Subservicer Custodial Account (including the sub-accounts thereof that constitute the Serviced Companion Loan Custodial Accounts) to
     which it is entitled under the other provisions of this Agreement (but only from the source(s) of funds from which such compensation is payable as otherwise provided herein); (4) the Subservicer shall be entitled to withdraw and pay to itself each other item of compensation to which it is entitled (but only from the source(s) of funds from which such compensation is payable as otherwise provided herein) and (5) the Subservicer shall be entitled to withdraw from the Subservicer Custodial Account at any time any amounts on deposit therein that were not required to be deposited into the
     Subservicer Custodial Account.

          (iv) the Subservicer may invest the funds in the Subservicer Custodial
     Account (including the sub-accounts constituting the Serviced Companion
     Mortgage Loan Custodial Accounts) and Escrow Accounts in one or more
     Eligible Investments on the same terms as the Master Servicer may invest funds in the portion of the Certificate Account maintained by the Master
     Servicer under the PSA and Escrow Accounts under PSA Sections 5.1(e) and
     8.3(e), and subject to the same restrictions and obligations regarding maturity dates, gains, losses, possession of Eligible Investments and
     Eligible Investments payable on demand;

          (vi) Section 3.03 of this Agreement shall control with respect to the
     Subservicer's obligation to maintain a fidelity bond and errors and omissions insurance policy that satisfies the requirements of PSA Section
     8.2;

          (vii) Section 4.01 of this Agreement shall control with respect to which servicing fees and additional servicing compensation the Subservicer may retain;

          (viii) all notices and certifications under such sections that are required under the PSA to be provided by the Master Servicer to the
     Trustee, the Depositor, any Seller, any Rating Agency, the Controlling
     Holder, the Special Servicer or any other Person shall be provided by the
     Subservicer to such Person(s), with a copy to the Master Servicer, in each case within the time set forth in the PSA;

          (ix) the Subservicer shall not be responsible for any mortgage loan pool-wide reporting;

          (x) [reserved];

          (xi) if the Subservicer enters into any modification, waiver, amendment or material consent under the Mortgage Loan and Serviced
     Companion Mortgage Loans, then the Subservicer shall deliver a copy thereof to the Master Servicer promptly following the execution and delivery of such modification, waiver, amendment or material consent;

          (xii) with respect to each Mortgage Loan, the Subservicer shall perform the duty otherwise imposed on the Master Servicer under PSA Section
     2.2 to, upon request, provide to the Trustee the names and addresses of each holder of a related Serviced Companion Loan of which the Subservicer has received notice; and

          (xiii) promptly following request by the Subservicer, the Master
     Servicer shall cooperate reasonably with the Subservicer in making joint requests to the Trustee for powers of attorney from the Trustee to enable the Subservicer to perform its duties under this Agreement.

     (b) The Subservicer shall, promptly following the Subservicer's knowledge thereof, notify the Master Servicer in writing of all material collection and customer service problems and furnish the Master Servicer with copies of all written communications regarding such issues between the Subservicer and any
Mortgagor or any third party in connection with the Subservicer's obligations under this Agreement, including any default notice delivered to a Mortgagor. The
Subservicer shall promptly notify the Master Servicer of any other significant events that become known to the Subservicer affecting any Mortgage Loan,
Mortgagor or Mortgaged Property, such as a payment default, a bankruptcy, judicial lien or casualty event, and (if requested) shall furnish the Master
Servicer with copies of any correspondence or other documents in the possession of the Subservicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Subservicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Subservicer's possession related to such litigation, including copies of the related servicing documents.

     (c) The Subservicer shall promptly notify the Master Servicer in writing upon (i) discovery or receipt of notice by the Subservicer of the occurrence of any event that causes, or with notice or the passage of time or both would cause, any Mortgage Loan to become a Specially Serviced Mortgage Loan or (ii)
the Subservicer's having knowledge of any material Document Defect or material breach of a Mortgage Loan-specific representations made by the related Seller in its Mortgage Loan Purchase Agreement.

     (d) With respect to all servicing responsibilities of the Master Servicer under the PSA that are not being performed by the Subservicer under this
Agreement, the Subservicer shall reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities.

     (e) No later than three (3) Business Days after each Distribution Date, the
Subservicer shall deliver to the Master Servicer a statement prepared by the
Subservicer setting forth the status of the Subservicer Custodial Account as of the close of business on the last

Business Day of the related Collection Period (together with a copy of the most recent monthly bank reconciliation statement received by the Subservicer with respect to the Subservicer Custodial Account) and showing the aggregate amount of deposits into and withdrawals from the Subservicer Custodial Account for each category of deposit specified in PSA Section 5.1(c) and each category of withdrawal specified in PSA Section 5.2(a)(I) for such Collection Period.

     (f) The Subservicer shall deliver or cause to be delivered to the Master
Servicer not later than 1:00 p.m. (New York City time) on the Business Day immediately succeeding the Determination Date (as defined in the PSA) in each month and to each Companion Holder not later than 1:00 p.m. (New York City time)
on the applicable Companion Loan Report Date in such month, in a computer-readable medium downloadable by the Master Servicer (or, at the Master
Servicer's written request, in a form reasonably acceptable to the Master
Servicer, including on a loan-by-loan basis), the CMSA Loan Periodic Update
File, the CMSA Property File, the CMSA Financial File, the CMSA NOI Adjustment
Worksheet (in each applicable month in which it is due under the PSA), the CMSA
Delinquent Loan Status Report, the CMSA Historical Loan Modification and
Corrected Mortgage Loan Report, the CMSA Loan Level Reserve/LOC Report, the CMSA
Comparative Financial Status Report, the CMSA Master Servicer Watch List, the
CMSA Total Loan Report and any other file or report that may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally (substantially in the form of, and containing the information called for in, the downloadable form of such file or report then-available on the CMSA Website) or required to be provided by the Master
Servicer under PSA Section 8.11 and requested by the Master Servicer, in each case providing information for the period that is required to be covered by such report under the PSA and/or (if applicable) the Loan Pair Intercreditor
Agreement (and which, in each case, if applicable, will identify each Mortgage
Loan by loan number and property name).

     (g) The Subservicer shall perform the duties imposed on the Master Servicer with respect to the Mortgage Loans and any related Serviced Companion Mortgage
Loans under PSA Section 8.14 and shall deliver a copy to the Master Servicer of each notice, report or item of information required to be prepared and delivered thereunder one (1) Business Day prior to the date on which the Master Servicer is required by PSA Section 8.14 or the applicable Loan Pair Intercreditor
Agreement to deliver each such notice, report or item of information to the
Paying Agent or any other Person.

     (h) Within one Business Day following receipt, the Subservicer shall remit to the Master Servicer (on behalf of the Trust Fund as the holder of the
Mortgage Loan) and to the Companion Holders the portions of any payments and/or collections on in respect of the Mortgage Loans and Serviced Companion Loans to
which they are respectively entitled, except as otherwise provided in Section
2.03(d) of this Agreement. If the Subservicer deposits other funds into the
Subservicer Custodial Account pursuant to the operation of this Agreement, the
Subservicer shall remit such funds to the Master Servicer within one Business
Day following such deposit. Notwithstanding the foregoing, the Subservicer need not remit the portion (if any) of amounts described above that constitute amounts that the Subservicer is then required or entitled to withdraw from the
Subservicer Custodial Account pursuant to Section 3.01(a)(iii) of this
Agreement. Each remittance under this subsection shall be made by wire transfer of immediately available funds pursuant to wiring instructions from the Master
Servicer or the

                                       10

related Companion Holder, as applicable. Each remittance under this subsection shall be accompanied by a remittance report substantially in the form attached hereto as Exhibit C.

     (i) The Subservicer shall prepare or have prepared, and deliver to the
Master Servicer in PDF format (using a naming convention for such PDF files that is reasonably acceptable to the Master Servicer), a Property Inspection Report
for each inspection performed by it or on its behalf, in each case within ten
(10) days following the completion of the related inspection by the Subservicer or a third party at the Subservicer's request.

     (j) Subservicer shall produce such additional written reports with respect to the Mortgage Loans as the Master Servicer may from time to time reasonably request in order to comply with its obligations under the PSA, provided that
Subservicer shall not be required to produce ad-hoc non-standard reports.

     (k) On a quarterly basis, or before the 25th calendar day of each January,
April, July and October of each year, commencing in April 2008, the Subservicer shall deliver to the Master Servicer the Loan Status Reports in the form attached hereto as Exhibit E. The Subservicer shall execute and deliver to the
Master Servicer a certification substantially in the form set forth in Exhibit F hereto no later than the 25th calendar day of each January, April, July and
October, commencing in April 2008 (the date of such delivery, in each case, a
"Reconciliation Certification Date"), with respect to the three consecutive calendar months (or portion thereof following the Closing Date) immediately preceding the calendar month in which such Reconciliation Certification Date falls.

Section 3.02. Portfolio Manager.

     (a) The Subservicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Master
Servicer and to provide assistance to the Master Servicer consistent with the
Master Servicer's supervisory authority over the Subservicer under this
Agreement.

     (b) The Master Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the
Subservicer and to provide to the Subservicer information, materials and correspondence relating to the Mortgage Loans and the related Mortgagors which may be necessary or appropriate to enable the Subservicer to perform its obligations under this Agreement.

Section 3.03. Maintenance of Errors and Omissions and Fidelity Coverage.

     The Subservicer shall maintain a fidelity bond in the form and amount that would be consistent with Accepted Subservicing Practices. The Subservicer shall be deemed to have complied with this provision if one of its respective
Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Subservicer. In addition, the Subservicer shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the
Mortgage Loans hereunder in the form and amount that would be consistent with
Accepted Subservicing Practices. All fidelity bonds and policies of errors and omissions insurance obtained under this

                                       11

Section 3.03 shall be issued by a Qualified Insurer. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of the
Subservicer are rated not lower than "A" as rated by Fitch and "A" as rated by
S&P, respectively, then the Subservicer shall be entitled to provide self insurance with respect to its obligation to maintain a blanket fidelity bond and/or an errors and omissions insurance policy.

     The Subservicer shall deliver or cause to be delivered to the Master
Servicer a certificate of insurance or other evidence of such fidelity bond and insurance on or before the Closing Date and thereafter (i) at least 30 days prior to the scheduled expiration thereof, (ii) if not delivered in any calendar year pursuant to clause (i) then upon each anniversary of the Closing Date, and
(iii) from time to time upon the Master Servicer's request.

Section 3.04. Delivery and Possession of Servicing Files.

     The Subservicer hereby acknowledges possession of the Subservicing Files and acknowledges and agrees that the Master Servicer has never previously had possession of or control over, and therefore makes no warranty or representation as to the contents or completeness of, the Subservicing Files. The contents of each Subservicing File are and shall be held in a custodial capacity by the
Subservicer for and on behalf of the Trustee and the Certificateholders (or the holder of any Serviced Companion Mortgage Loan, as applicable); the
Subservicer's possession of the contents of each Subservicing File is for the sole purpose of servicing the related Mortgage Loan and any related Serviced
Companion Mortgage Loans; and such possession by the Subservicer shall be in a custodial capacity only. The Subservicer shall release its custody of the contents of any Subservicing File only in accordance with written instructions from the Master Servicer or in accordance with the PSA's grant (if any) to the
Master Servicer of authority to release the Servicing File under the PSA.

                                   ARTICLE IV.

                     SUBSERVICER'S COMPENSATION AND EXPENSES

Section 4.01. Subservicing Compensation.

     (a) As compensation for its activities under this Agreement, the
Subservicer shall be entitled to receive the Subservicing Fee with respect to each Mortgage Loan and each related Serviced Companion Mortgage Loan, which shall be payable from amounts on deposit in the Subservicer Custodial Account and any subaccount thereof, as applicable. For each calendar month, as to each
Mortgage Loan or Serviced Companion Mortgage Loan, the Subservicing Fee shall be an amount equal to the Subservicing Fee Rate (determined in the same manner
(other than the rate of accrual) as the applicable Mortgage Rate is determined for such Mortgage Loan or Serviced Companion Mortgage Loan for such month)
multiplied by the Scheduled Principal Balance of such Mortgage Loan or Serviced
Companion Mortgage Loan immediately before the Due Date occurring in such month.
Subservicing Fees earned with respect to any Mortgage Loan or Serviced Companion
Mortgage Loan shall be payable monthly from payments of interest on such
Mortgage Loan or Serviced Companion Mortgage Loan.

     The Subservicer's right to receive the Subservicing Fees and other compensation to which it is entitled may not be transferred in whole or in part, except in connection with the

                                       12

transfer of all of the Subservicer's responsibilities and obligations under and pursuant to this Agreement and except as otherwise expressly provided in this
Agreement.

     (b) The Subservicer shall also be entitled with respect to the Mortgage
Loan and the related Serviced Companion Mortgage Loans (so long as they are not
Specially Serviced Mortgage Loans and to the extent that (x) the Master Servicer is entitled to retain such amounts as additional servicing compensation under the PSA and Loan Pair Intercreditor Agreement, (y) the amounts are actually paid by the related Mortgagor or from the related Mortgaged Property, and (z) it is permitted by applicable law and the related Mortgage Loan Documents) to withdraw from the Subservicer Custodial Account and retain, as additional servicing compensation (the "ADDITIONAL SUBSERVICING COMPENSATION"), subject to any offset provided in the PSA (including offsets for Advance Interest Amount, inspection costs and Additional Trust Fund Expenses), the following items:

          (i) all investment income earned (net of losses incurred) on amounts on deposit in the Subservicer Custodial Account and investment income earned on amounts on deposit in the Mortgagor accounts (to the extent consistent with the related Mortgage Loan Documents and not payable to the related Mortgagor under the Mortgage Loan or applicable law), to the extent provided in PSA Section 5.1(e), PSA Section 8.3(e) and Section 3.01(a)(iv)
     of this Agreement;

          (ii) Prepayment Interest Excesses, insufficient check charges, Default
     Interest and late payment charges; and

          (iii) (A) 50% of the amount payable to or retainable by the Master
     Servicer (and not the Special Servicer or any other party to or under the
     PSA or the Loan Pair Intercreditor Agreement) under the PSA for loan modification fees, assumption application fees or assumption fees, as applicable, loan service transaction fees, beneficiary statement charges
     (unless same is precluded pursuant to the terms of such mortgage loan) or similar items (but excluding Prepayment Premiums), if the Subservicer is required to obtain the consent or approval of the Master Servicer under this Agreement with respect to any decision, consent, approval, review or other action by the Subservicer in connection with which any of the foregoing Additional Subservicing Compensation items are payable or retainable, or (B) 100% of the foregoing Additional Subservicing
     Compensation items payable to or retainable by the Master Servicer (and not the Special Servicer or any other party to or under the PSA or the Loan
     Pair Intercreditor Agreement) under the PSA if the Master Servicer's consent or approval is not required under this Agreement with respect to the applicable decision, consent, approval, review or other action.

     (c) The Subservicer shall promptly remit to the Master Servicer in accordance with this Agreement, all amounts received with respect to the
Mortgage Loans (including each of those that become a Specially Serviced
Mortgage Loan or an REO Loan) that the Subservicer is not entitled to retain pursuant to this Agreement.

                                       13

     (d) The Subservicer shall pay all expenses incurred by it in connection with its servicing activities under this Agreement and shall not be entitled to reimbursement thereof except as otherwise specifically provided for in this
Agreement or in the PSA.

                                   ARTICLE V.

                     THE MASTER SERVICER AND THE Subservicer

Section 5.01. Subservicer Not to Assign; Merger or Consolidation of the
Subservicer.

     (a) Subject to Section 5.01(b), the Subservicer shall keep in full effect its existence, rights and good standing as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction of its formation and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the
PSA, the Certificates, the Mortgage Loans and/or the Serviced Companion Mortgage
Loans and to perform its respective duties under this Agreement.

     (b) The Subservicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the
Subservicer hereunder, and shall be deemed to have assumed all of the liabilities and obligations of the Subservicer hereunder.

     (c) This Agreement and the rights and benefits hereunder of the Subservicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Subservicer shall be entitled to employ Subservicers to the extent provided in Article III and (ii)
the Subservicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the approval of the
Master Servicer, which approval shall not be unreasonably withheld, provided that the Master Servicer shall not withhold approval for any entity that (a) is rated "above average" or the equivalent by each Rating Agency or is the subject of a Rating Agency confirmation with respect to the Certificates, (b) has at least $15,000,000 in total assets, (c) is an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of
Columbia, authorized under such laws to perform the duties of a Master Servicer of mortgage loans and (d) is not a Prohibited Party. Any such assignment under the prior sentence shall (i) not be effective until such successor Subservicer enters into a written agreement reasonably satisfactory to the Master Servicer agreeing to be bound by the terms and provisions of this Agreement; and (ii) not relieve the assigning Subservicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Subservicer. In no event shall Subservicer assign, sell or transfer its rights and duties under this
Agreement to any entity that is a Prohibited Party. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void.

                                       14

     (d) Except as provided above, the Subservicer shall not resign from its obligations and duties hereby imposed on it except upon determination that such duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Subservicer shall be evidenced by an Opinion of Counsel (obtained at the expense of the resigning Subservicer) to such effect delivered to the Master Servicer, together with a notice of resignation from the Subservicer. No such resignation shall become effective until a successor Master Servicer reasonably approved by the
Master Servicer shall have assumed the Subservicer's responsibilities and obligations under this Agreement.

Section 5.02. Liability and Indemnification of the Subservicer and the Master
Servicer.

     (a) Neither the Subservicer nor any of its affiliates, shareholders, directors, officers, members, managers, partners, agents or employees shall
(subject to Section 6.01(a)) be under any liability to the Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Subservicer or any such Person against any breach of a representation or warranty made in this Agreement, or against any expense or liability specifically required to be borne thereby without right of reimbursement pursuant to the terms of this Agreement or imposed on the
Subservicer pursuant to Section 2.01 for a breach of the Accepted Subservicing
Practices, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, fraud or negligence in the performance of its obligations or duties under this Agreement or by reason of the negligent disregard of its obligations or duties under this Agreement. The Subservicer and any director, officer, member, manager, agent or employee of the Subservicer may rely in good faith on any document of any kind that, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising under this Agreement.

     (b) The Master Servicer shall indemnify and hold harmless the Subservicer and any affiliate, shareholder, director, officer, member, manager, partner, agent or employee of the Subservicer from and against any loss, liability, or expense (including reasonable legal fees and expenses) incurred by reason of the
Master Servicer's (i) breach of any representation or warranty made by it in this Agreement, (ii) willful misfeasance, bad faith, or negligence in the performance of any of its obligations or duties under this Agreement, (iii)
breach of any of its covenants, obligations or duties under this Agreement, (iv)
negligent disregard of its obligations or duties under this Agreement, or (v)
breach of the Servicing Standard. The Master Servicer agrees to use reasonable efforts to pursue the Trust for indemnification against any loss, liability or expense incurred by the Subservicer in connection with the performance of the
Subservicer's duties and obligations under this Agreement as to which the PSA grants to the Master Servicer a right to indemnification from the Trust Fund.

     (c) The Subservicer shall indemnify and hold harmless the Master Servicer and any affiliate, shareholder, director, officer, member, manager, partner, agent or employee of the Master Servicer from and against any loss, liability, penalty, fine, forfeiture, cost or expense (including reasonable legal fees and expenses) incurred in connection with any claim or legal action incurred by reason of the Subservicer's (i) breach of any representation or warranty made by it in this Agreement, (ii) willful misfeasance, bad faith, or negligence in the performance of

                                       15

any of its obligations or duties under this Agreement, (iii) breach of any of its covenants, obligations or duties under this Agreement, (iv) negligent disregard of its obligations or duties under this Agreement, or (v) breach of
Accepted Subservicing Practices.

     (d) The indemnification provisions in this Section 5.02 shall survive the termination of this Agreement.

Section 5.03. Representations and Warranties.

     (a) The Subservicer hereby represents, warrants and covenants to the Master
Servicer that as of the date of this Agreement:

          (i) The Subservicer is duly incorporated, validly existing and in good standing under the laws of the State of Ohio, and the Subservicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this
     Agreement;

          (ii) The execution and delivery of this Agreement by the Subservicer, and the performance and compliance with the terms of this Agreement by the
     Subservicer, will not violate the Subservicer's organizational documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or that is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the
     Subservicer or its property is subject, which violation or default (in each case), in the good faith and reasonable judgment of the Subservicer, is likely to affect materially and adversely the ability of the Subservicer to perform its obligations under this Agreement;

          (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Subservicer, enforceable against the Subservicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, fraudulent transfer, receivership, conservatorship, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Subservicer is not in default with respect to any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which default, in the reasonable, good faith, judgment of the Subservicer, is likely to materially and adversely affect its ability to perform its duties and obligations hereunder;

                                       16

          (v) No litigation is pending or, to the best of the Subservicer's knowledge, threatened against the Subservicer that would prohibit the
     Subservicer from entering into this Agreement or, in the Subservicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Subservicer to perform its obligations under this
     Agreement;

          (vi) The Subservicer will examine each subservicing agreement it enters into, if any, and will be familiar with the terms thereof. Any such subservicing agreements will comply with the provisions of Article III of this Agreement;

          (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer, or compliance by the Subservicer with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement, except for any consent, approval, authorization or order that has not been obtained or cannot be obtained prior to the actual performance by the Subservicer of its obligations under this Agreement, and that, if not obtained would not have a materially adverse effect on the ability of the Subservicer to perform its obligations hereunder;

          (viii) The Subservicer has full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement; and

          (ix) The Subservicer currently maintains a fidelity bond and errors and omissions insurance meeting the requirements of Article III of this
     Agreement.

     (b) The Master Servicer hereby represents, warrants and covenants with the
Subservicer that as of the date of this Agreement:

          (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the
     United States of America, and the Master Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

          (ii) The execution and delivery of this Agreement by the Master
     Servicer, and the performance and compliance with the terms of this
     Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or that is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, which violation or default (in each case), in the good faith and reasonable judgment of the Master Servicer, is likely to affect materially and adversely the ability of the Master Servicer to perform its obligations under this Agreement;

                                       17

          (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master
     Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, fraudulent transfer, receivership, conservatorship, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which default, in the reasonable, good faith, judgment of the Master Servicer, is likely to materially and adversely affect its ability to perform its duties and obligations hereunder;

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer that would prohibit the
     Master Servicer from entering into this Agreement or, in the Master
     Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order that has not been obtained or cannot be obtained prior to the actual performance by the Master Servicer of its obligations under this Agreement, and that, if not obtained would not have a materially adverse effect on the ability of the Master Servicer to perform its obligations hereunder; and

          (vii) The Master Servicer has full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (c) Upon discovery by either the Master Servicer or the Subservicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.

     (d) The representations and warranties of each of the Master Servicer and the Subservicer set forth in the provisions in this Section 5.03 shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence.

                                       18

                                   ARTICLE VI.

                         EVENTS OF DEFAULT; TERMINATION

Section 6.01. Events of Default.

     (a) "Event of Default", wherever used in this Agreement, means any one of the following events:

          (i) any failure by the Subservicer to deposit into the any of the
     Accounts any amount required to be so deposited under this Agreement, which failure continues unremedied for one (1) Business Day following the date on which such deposit was first required to be made; or

          (ii) any failure by the Subservicer to remit to the Master Servicer when due any amount required to be remitted under this Agreement, which failure (in each case) is not remedied within one (1) Business Day following notice thereof to the Subservicer; provided, that to the extent the Subservicer does not timely make a remittance, the Subservicer shall pay to the Master Servicer interest on any amount not timely remitted, such interest to accrue from and including the applicable required remittance date to but not including the date such remittance is actually made and at a rate per annum determined as follows: (a) such rate per annum shall be equal to the federal funds rate for the period from and including the applicable required remittance date to but not including the date such remittance is actually made or, if earlier, the date (if any) when the
     Master Servicer makes an advance in respect of such amount to a third party to fulfill a duty imposed on the Master Servicer pursuant to the PSA or to avoid a default by the Master Servicer under the PSA, and (b) such rate per annum shall be equal to the Advance Rate from and including the date (if any) when the Master Servicer makes an advance in respect of such amount to a third party to fulfill a duty imposed on the Master Servicer pursuant to the PSA or to avoid a default by the Master Servicer under the PSA to but not including the date such remittance is actually made; or

          (iii) [Reserved]

          (iv) any failure on the part of the Subservicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Subservicer contained in this Agreement, which failure continues unremedied for a period of 25 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer; provided, however, that, with respect to any such failure that is capable of being cured but is not curable within such 25-day period, if the Subservicer certifies to the Master
     Servicer that the Subservicer is in good faith attempting to remedy such failure and such delay does not materially or adversely affect the Master
     Servicer or the Certificateholders or the Companion Holders, such cure period will be extended to the extent necessary to permit the Subservicer to cure such failure but the cure period in the aggregate may not exceed 85 days; provided, further, that, notwithstanding the foregoing, any failure by the Subservicer under Section 3.01(a)(ii) to provide the Master Servicer with at least five (5) Business Days' written

                                       19

     notice that a Servicing Advance is required with respect to the Mortgage
     Loan shall be curable by the Subservicer only by the Subservicer making the required Servicing Advance on or before the date on which the Master
     Servicer is required to make such Servicing Advance; or

          (v) any breach on the part of the Subservicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders or any Companion Holder
     and which continues unremedied for a period of 25 days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to the Subservicer; provided, however, with respect to any such failure that is capable of being cured but is not curable within such 25-day period, if the Subservicer certifies to the Master
     Servicer that the Subservicer is in good faith attempting to remedy such failure and such delay does not materially or adversely affect the Master
     Servicer or the Certificateholders or the Companion Holders, such cure period will be extended to the extent necessary to permit the Subservicer to cure such failure but the cure period in the aggregate may not exceed 85 days; or

          (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 50 days; or

          (vii) the Subservicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (viii) the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, take any corporate action in furtherance of the foregoing;
     or

          (ix) the Master Servicer shall have received and promptly forwarded to the Subservicer, or the Subservicer itself shall have received, written notice to the effect that the continuation of the Subservicer in such capacity (A) would result in a qualification, downgrade or withdrawal of one or more ratings assigned by any Rating Agency to the Certificates or
     (B) would result or has resulted in any rating assigned by any Rating
     Agency to the Certificates otherwise becoming the subject of a "negative"
     credit watch, and in any event such circumstances shall not have changed, as confirmed to the Master Servicer in writing by such Rating Agency, within 25 days following the date on which the Master Servicer, or the
     Subservicer, first received such notice; or

                                       20

          (x) for so long as any Serviced Companion Mortgage Loan is serviced hereunder and is included in a securitization that is rated by Moody's, (x)
     the Master Servicer shall receive notice from Moody's to the effect that the continuation of the Subservicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by
     Moody's to any class of certificates issued in such securitization or (y)
     Moody's has placed one or more classes of certificates issues in such securitization on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the Master Servicer obtained such actual knowledge) and, in the case of either of clauses (x) or (y), citing servicing concerns with the Subservicer as the sole or material factor in such rating action; or

          (xi) Fitch confirms in writing that the Subservicer no longer has a primary servicer rating of at least "CPS3" (or its equivalent); or

          (xii) the Subservicer is removed from S&P's approved primary Master
     Servicer list and is not reinstated to that list within 50 days after its removal therefrom; or

          (xiii) the Subservicer creates or causes an "Event of Default" under the PSA; or

          (xiv) (a) the Subservicer fails to comply with any of the requirements of PSA Article XIII that are contemplated by such PSA Article XIII to be performed by the Subservicer, (b) at any time when the Trust or, with respect to any Serviced Companion Mortgage Loan that is deposited into an
     Other Securitization, such Other Securitization, is subject to the reporting requirements of the Exchange Act, the Subservicer fails to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any commercial mortgage loan securitization similar to the Trust or (c)
     the Subservicer is a Prohibited Party at any time during which the Trust is subject to the reporting requirements of the Exchange Act.

     (b) Upon any Event of Default, the Master Servicer may (and, in the case of an Event of Default described in subsection (a)(xiv), the Depositor also shall be entitled to), by notice in writing to the Subservicer, in addition to whatever rights the Master Servicer may have at law or in equity, including injunctive relief and specific performance, immediately terminate all of the rights and obligations of the Subservicer under this Agreement and in and to the
Mortgage Loans and Serviced Companion Mortgage Loans and the proceeds thereof, subject to Section 6.02, without the Master Servicer incurring any penalty or fee of any kind whatsoever in connection therewith. Except as may be otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. On or after the receipt by the
Subservicer of such written notice of termination, all authority and power of the Subservicer in this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer, and the
Subservicer agrees to cooperate with the Master Servicer in effecting the termination of

                                       21

the Subservicer's responsibilities and rights under this Agreement, including the remittance of funds and the transfers of the Subservicing Files as set forth in Section 6.02.

     (c) Upon discovery by the Subservicer of any Event of Default (regardless of whether any notice has been given as provided in this Agreement or any cure period provided in this Agreement has expired), the Subservicer shall give prompt written notice thereof to the Master Servicer.

     (d) The Master Servicer may waive in writing any default by the Subservicer in the performance of its obligations under this Agreement and its consequences
(provided that, in the case of an Event of Default described in subsection
(a)(xiv), the Master Servicer shall not waive such Event of Default unless the
Depositor consents to such waiver). Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.02. Specially Serviced Mortgage Loans.

     At such time as the Mortgage Loan and the related Serviced Companion
Mortgage Loans become Specially Serviced Mortgage Loans, the servicing authorities and duties of the Subservicer hereunder that are permitted to be performed by the Special Servicer under the PSA shall cease. The Subservicer shall continue to have all other authorities and duties set forth herein with respect to such Specially Serviced Mortgage Loans. If such Specially Serviced
Mortgage Loans becomes Rehabilitated Mortgage Loans, the authorities and duties of the Subservicer that ceased as set forth above shall thereupon resume.

Section 6.03. Termination of Agreement.

     (a) This Agreement shall be terminated:

          (i) pursuant to Section 6.01, if the Master Servicer elects to terminate the Subservicer following an Event of Default; or

          (ii) upon resignation by the Subservicer as provided in Section 5.01;
     or

          (iii) with respect to the Mortgage Loan and the related Serviced
     Companion Mortgage Loans, upon the purchase or repurchase of the Mortgage
     Loan pursuant to the PSA or the applicable Loan Pair Intercreditor
     Agreement if the Mortgage Loan and the related Serviced Companion Mortgage
     Loans are no longer serviced and administered under the PSA.

     (b) If the Master Servicer's responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee, the Trustee may, without act or deed on the part of the Trustee, succeed to all of the rights and, except to the extent they arose prior to the date of such succession, obligations of the
Master Servicer under this Agreement as provided in PSA Section 8.4, and the
Subservicer shall be bound to the Trustee under all of the terms, covenants and conditions of this Agreement with the same force and effect as if the Trustee was originally the

                                       22

Master Servicer under this Agreement; and the Subservicer does hereby attorn to the Trustee, as the Master Servicer under this Agreement, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee succeeding to the interest of the Master Servicer under this Agreement. The Subservicer agrees, however, upon written demand by the Trustee to promptly execute and deliver to the Trustee an instrument in confirmation of the foregoing provisions, reasonably satisfactory to the Trustee, in which the Subservicer shall acknowledge such attornment and shall confirm to the Trustee its agreement to the terms and conditions of this Agreement. References to the Trustee under this Section 6.03 shall include any designee of the Trustee or any successor
Master Servicer under the PSA.

     (c) Termination pursuant to this Section or as otherwise provided in this
Agreement shall be without prejudice to any rights of the Master Servicer or the
Subservicer which may have accrued through the date of termination under this
Agreement. In connection with any such termination, the Subservicer shall: (i)
within one (1) Business Day after the Subservicer's receipt of the notice of termination, remit all funds in the related Accounts to the Master Servicer or such other Person designated by the Master Servicer, net of accrued Subservicing
Fees and Additional Subservicing Compensation through the termination date that are due and payable to the Subservicer; (ii) promptly (and in no event later than five (5) Business Days after the Subservicer's receipt of the notice of termination) deliver all related Subservicing Files to the Master Servicer or its designee; and (iii) fully cooperate with the Master Servicer to effectuate an orderly transition of the servicing of the related Mortgage Loans. All rights of the Subservicer relating to the payment of its Subservicing Fees and
Additional Subservicing Compensation and all liabilities of the Subservicer, which in any such case accrued under the terms of this Agreement on or before the date of such termination, shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement.

     (d) If the Master Servicer is terminated under PSA Section 8.28 and an
Event of Default on the part of the Subservicer has not occurred under this
Agreement, the Trustee (or a successor Master Servicer appointed by it) under the PSA shall assume and be bound by the terminated Master Servicer's obligations and responsibilities under this Agreement.

                                  ARTICLE VII.

                   ANNUAL COMPLIANCE DOCUMENTS; REGULATION AB

Section 7.01. Regulation AB Compliance and Related Provisions of the PSA.

     The Subservicer acknowledges that it is initially a "Sub-Servicer", a
"Servicing Function Participant" and a "Reporting Servicer" within the meaning of the PSA and that, for purposes of this Agreement, the Subservicer shall be deemed to continue to constitute such a "Sub-Servicer", a "Servicing Function
Participant" and a "Reporting Servicer" unless and until such status changes under the PSA. The Subservicer acknowledges that it may become an "Additional
Servicer" under the PSA subsequent to the date of this Agreement. For any period with respect to which the Subservicer constitutes a "Sub-Servicer", a "Servicing
Function Participant", a "Reporting Servicer" and/or an "Additional Servicer",
as applicable, under the PSA, the Servicer agrees to perform any and all duties and obligations that Article XIII of the PSA states must be

                                       23

performed by an "Additional Servicer", a "Sub-Servicer", a "Servicing Function
Participant" and/or a "Reporting Servicer", as applicable, and any and all duties and obligations that the Master Servicer is required to use cause or reasonable efforts to cause an "Additional Servicer", a "Sub-Servicer", a
"Servicing Function Participant" and/or a "Reporting Servicer", as applicable, to perform under PSA Article XIII. In addition, by its execution hereof, the
Subservicer agrees to such duties and obligations also for the benefit of the
Master Servicer as if such duties and obligations inured directly to the benefit of the Master Servicer (in addition to any other party to whom the benefit of any such duty or obligation may otherwise inure under PSA Article XIII).

Section 7.02. Additional Requirements.

     In addition to the duties and obligations contemplated by Section 7.01 of this Agreement, the Sub-Servicer agrees as follows:

     (a) Notwithstanding any provision of Section 7.01 of this Agreement or the
PSA to the contrary, the Subservicer shall be required to continue to deliver to the Master Servicer an annual compliance certificate contemplated by PSA Section
13.9, an annual report on assessment of compliance with servicing criteria contemplated by PSA Section 13.10 and an annual registered public accounting firm attestation report contemplated by PSA Section 13.11, in each case regardless of the number and percentage of mortgage loans serviced at any time by the Subservicer and regardless of whether the Trust or any Other
Securitization Trust Fund is subject to the reporting requirements of the
Exchange Act.

     (b) The firm that renders the attestation report for the Subservicer pursuant to Item 1122 of Regulation AB, as contemplated under PSA Section 13.11 and this Article VII, shall be a firm that is registered with the Public Company
Accounting Oversight Board and either shall be a "big four" accounting firm or shall be subject to the reasonable approval of the Master Servicer.

     (c) The Subservicer shall deliver or caused to be delivered to the Master
Servicer a copy of each notice, report, certification or other document delivered by or on behalf of the Subservicer to any Person other than the Master
Servicer under PSA Article XIII, in each case simultaneously with the delivery thereof to such other Person.

     (d) The Subservicer hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this
Agreement and any and all reports and certifications delivered under this
Agreement.

     (e) Notwithstanding any provision of this Agreement to the contrary, and in addition to the provisions set forth in Section 5.01 of this Agreement, as long as (but only for so long as) the Trust or any Other Securitization Trust Fund is subject to the reporting requirements of the Exchange Act, the Subservicer may not remain the Subservicer under this Agreement after (x) being merged or consolidated with or into any Person that is a Prohibited Party, or (y)
transferring all or substantially all of its assets to any Person if such Person is a Prohibited Party, unless (i) KeyCorp Real Estate Capital Markets, Inc. is the survivor or (ii) the Depositor and each Other Securitization Depositor consents to such merger, consolidation or transfer, such

                                       24

consent not be unreasonably withheld (and if, within 45 days following the date of delivery of a notice by the Subservicer to the Depositor or such Other
Securitization Depositor of any merger or similar transaction, such Depositor or such Other Securitization Depositor shall have failed to notify the Subservicer of the Depositor's or such Other Securitization Depositor's determination to grant or withhold such consent, such failure shall be deemed to constitute a grant of such consent by such Depositor or such Other Securitization Depositor, as the case may be).

                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

Section 8.01. Amendment.

     This is the entire agreement between the parties with respect to the matters set forth in this Agreement, and all prior oral and written agreements with respect to the matters set forth in this Agreement are superseded by the terms of this Agreement. This Agreement, including the provisions of this
Section 8.01, may not be modified except by written amendment to this Agreement signed by the party or parties effected by the same, and the parties hereby: (a)
expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement;
and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement. In addition, neither Section 7.01 nor Section
7.02(e) of this Agreement shall be amended or waived without the consent of the
Depositor.

Section 8.02. Governing Law.

     This Agreement shall be construed in accordance with the internal laws of the State of New York (without regard to principles of conflicts of law) and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

Section 8.03. Notices.

     (a) All demands, notices and communications under this Agreement shall be in writing and addressed in each case as follows:

          (i)  if to the Subservicer, at

               KeyCorp Real Estate Capital Markets, Inc.
               911 Main Street, Suite 1500
               Kansas City, Missouri 64105
               Attn: Bryan Nitcher
               Fax: 816-460-2140

               with a copy to:

               KeyBank National Association
               127 Public Square
               Cleveland, Ohio 44114
               Attn: Robert C. Bowes, Esq.
               Fax: 216-689-5681

                                       25

               and with a copy to:

               Polsinelli Shalton Welte Suelthaus PC
               700 West 47th Street, Suite 1000
               Kansas City, Missouri 64112
               Attn: Kraig Kohring
               Fax: 816-753-1536

          (ii) if to the Master Servicer, at:

               Wells Fargo Bank, National Association
               45 Fremont Street, 2nd Floor
               San Francisco, California 94105
               Attn: Commercial Mortgage Servicing
               Fax: 415-975-7236

     (b) Any of the above-referenced Persons may change its address for notices under this Agreement by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices under this Agreement if personally delivered, mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier or facsimile.

     (c) To the extent that any demand, notice or communication under this
Agreement is given to the Subservicer by a Servicing Officer of the Master
Servicer, such Servicing Officer shall be deemed to have the requisite power and authority to bind the Master Servicer with respect to such communication, and the Subservicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication. To the extent that any demand, notice or communication under this Agreement is given to the Master
Servicer by a Servicing Officer of the Subservicer, such Servicing Officer shall be deemed to have the requisite power and authority to bind the Subservicer with respect to such communication, and the Master Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.

Section 8.04. Consistency with PSA; Severability of Provisions.

     This Agreement shall be subject to the provisions of the PSA, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies. If one or more of the provisions of this Agreement shall be for any reason whatever held by a court to be invalid or unenforceable or shall be determined by a court to be inconsistent with the PSA, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto.
To the extent permitted by law, the parties hereto hereby

                                       26

waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.05. Binding Effect; No Partnership; Counterparts.

     Subject to Section 5.01 with respect to the Subservicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. The parties hereby acknowledge and agree that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement; provided, that (except to the extent that the Trustee or its designee or a successor Master Servicer assumes the obligations of the Master Servicer under this Agreement pursuant to Section
6.03 of this Agreement) none of the Trust Fund, the Trustee, any successor
Master Servicer, the Special Servicer or any Certificateholder shall have any duties under or any liabilities arising from this Agreement. In addition, the
Depositor shall be a third-party beneficiary of Section 7.01(a), Section 7.02(e)
and the final sentence of Section 8.01 of this Agreement. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Subservicer shall be rendered as an independent contractor for the Master Servicer. For the purpose of facilitating the execution of this Agreement as provided in this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

Section 8.06. Construction.

     The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.
This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted. Any pronoun used in this Agreement shall be deemed to cover all genders. The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to." The term "or"
has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision or section of this Agreement. Words importing the singular number shall mean and include the plural number, and vice versa.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

                                       27

     IN WITNESS WHEREOF, the Master Servicer and the Subservicer have caused this Agreement to be duly executed as of the date first above written.

                                         MASTER SERVICER:

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         a national banking association

                                         By: /s/ Kristian Bornemann
                                             -----------------------------------
                                             Kristian Bornemann
                                             Vice President

                                         SUBSERVICER:

                                         KEYCORP REAL ESTATE CAPITAL MARKETS,
                                         INC., an Ohio corporation

                                         By: /s/ Bryan Nitcher
                                             -----------------------------------
                                             Bryan Nitcher
                                             Senior Vice President

                                   EXHIBIT "A"

                            (Mortgage Loan Schedule)

MORTGAGE LOAN                CUT-OFF BALANCE   SUBSERVICING FEE RATE
-------------                ---------------   ---------------------
Apple Hotel Portfolio Pari
Passu Loan - Note A-1          $86,212,500        1 basis point

SERVICED COMPANION MORTGAGE LOANS                        CUT-OFF BALANCE        SUBSERVICING FEE RATE
---------------------------------                        ---------------        ---------------------

Apple Hotel Portfolio Companion Loan - Note A-2,      $258,637,500 (in the        1 basis point
Apple Hotel Portfolio Companion Loan - Note A-3       aggregate for all such
and Apple Hotel Portfolio Companion Loan - Note A-4   Serviced Companion
                                                      Mortgage Loans)

                                      A-1

                                   EXHIBIT "B"

                                (Day One Report)

SUBSERVICER NAME

POOL NAME

FOR                       PAYMENT
DUE: ________________

   WELLS                 BEGINNING  ACTUAL    SCHEDULED   SCHEDULED  SCHEDULED   ENDING
FARGO LOAN  SUBSERVICER  PRINCIPAL  PAID TO  MONTHLY P&I  PRINCIPAL   INTEREST  PRINCIPAL  INTEREST
     #         LOAN #     BALANCE     DATE     PAYMENT     PAYMENT    PAYMENT    BALANCE     RATE
---------------------------------------------------------------------------------------------------

                            $--                  $--          $--        $--        $--      0.000%
                            $--                  $--          $--        $--        $--      0.000%
                            $--                  $--          $--        $--        $--      0.000%
TOTAL                       $--                  $--          $--        $--        $--

   WELLS
FARGO LOAN  SUBSERVICING  SUBSERVICING  PRE-PAYMENT    PARTIAL      FULL      PREPAYMENT
     #        FEE RATE        FEE        PENALTY     PREPAYMENT  PRE-PAYMENT      DATE
-----------------------------------------------------------------------------------------

               0.000%          $--          $--          $--          $--
               0.000%          $--          $--          $--          $--
               0.000%          $--          $--          $--          $--
TOTAL                          $--          $--          $--          $--

                                   EXHIBIT "C"

                               (Remittance Report)

                                                               SUBSERVICER NAME
                                                               ADDRESS

POOL NAME
                                           MONTHLY REMITTANCE REPORT - MM/DD/YY

WELLS FARGO       SUBSERVICER      BEGINNING         GROSS     NET PRINCIPAL  GROSS INTEREST  INTEREST  SUB-SERVICING
    LOAN #            LOAN #   PRINCIPAL BALANCE  P&I PAYMENT     PAYMENT        PAYMENT        BASIS    FEE AMOUNT
-----------       -----------  -----------------  -----------  -------------  --------------  --------  -------------

                                      $--              $--           $--            $--         0.000%        $--
                                      $--              $--           $--            $--         0.000%        $--
                                      $--              $--           $--            $--         0.000%        $--
TOTAL REMITTANCE                      $--              $--           $--            $--          0.00%        $--
                  ===================================================================================================

                                                            ENDING      PAYMENT
WELLS FARGO       NET INTEREST  LATE CHARGE   TOTAL NET   PRINCIPAL    DATE REC'D   PAID TO
    LOAN #          PAYMENT      PAYMENT     REMIT-TANCE   BALANCE   FROM BORROWER   DATE
-----------       ------------  -----------  -----------  ---------  -------------  -------

                       $--                       $--         $--
                       $--                       $--         $--
                       $--                       $--         $--
TOTAL REMITTANCE       $--                       $--         $--
                  =========================================================================

Prepared By:_________________

Title:________________________

                                   EXHIBIT "D"

                          (Property Inspection Report)

                                       D-1

                                   EXHIBIT "E"

                              (Loan Status Reports)

Exhibit E-1:   Real estate tax monitoring report

Exhibit E-2:   Insurance monitoring report

Exhibit E-3:   UCC monitoring report

                                   EXHIBIT E-1

                       (REAL ESTATE TAX MONITORING REPORT)

POOL NAME

                              TAX MONITORING REPORT
                             DATED AS OF (MONTH END)

SUBSERVICER:

WELLS FARGO  SUBSERVICER                 PROPERTY  PARCEL    TAXING     LAST TAX   LAST DATE   NEXT TAX   NEXT TAX
   LOAN #      LOAN #     BORROWER NAME   ADDRESS  NUMBER  AUTHORITY  AMOUNT PAID   TAX PAID  AMOUNT DUE  DUE DATE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

Prepared By:_________________

Title:________________________

                                   EXHIBIT E-2

                          (INSURANCE MONITORING REPORT)

POOL NAME

                           INSURANCE MONITORING REPORT
                             DATED AS OF (MONTH END)

SUBSERVICER:

                                                                            REFLECTS
WELLS FARGO  SUBSERVICER  BORR.  EXPIR.   TYPE OF  POL.    PREM.              TRUST
   LOAN #       LOAN #    NAME     DATE  COVERAGE  NUMBER  AMOUNT  CARRIER  (Y OR N)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

             INSURANCE
WELLS FARGO   RATING           AGENT  AGENT  POLICY  LOAN   COVERAGE
   LOAN #    (Y OR N)   AGENT   CITY  STATE  AMOUNT  BAL.  DIFFERENCE
---------------------------------------------------------------------

---------------------------------------------------------------------

Prepared By:_________________

Title:________________________

                                   EXHIBIT E-3

                             (UCC MONITORING REPORT)

POOL NAME

                              UCC MONITORING REPORT
                             DATED AS OF (MONTH END)

SUBSERVICER:

                                      JURISDICTION                                 NEXT
WELLS FARGO  SUBSERVICER  BORROWER    (SECRETARY OF    ORIGINAL     CONTINUATION  FILING
  LOAN #        LOAN #     NAME     STATE OR COUNTY)  FILING DATE  FILING NUMBER   DATE
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                   EXHIBIT "F"

                         (Reconciliation Certification)

            QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

     Subservicer: [Name of Subservicer]

     RE: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2008-TOP29

     Pursuant to the Subservicing Agreement between Wells Fargo Bank, National
Association ("Wells Fargo Bank") and [Name of Subservicer] ("Subservicer") for
the transaction referenced above, I hereby certify with respect to each mortgage loan subserviced by Subservicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of [January, February and
March][April, May and June][July, August and September][October, November and
December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Subservicer's management, except as otherwise noted below:

     EXCEPTIONS: ______________________________________________

     __________________________ [Signature]

     Name: [INSERT NAME OF SERVICING OFFICER]

     Title: Servicing Officer, [Name of Subservicer]

     Date: [April, July, October, January] 25, [20__]

                                      F-1